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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 27, 2009
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


               MASSACHUSETTS                           04-2762050
              (State or Other                      (I.R.S. Employer
              Jurisdiction of                      Identification No.)
             Incorporation or
               Organization)


              2 Vision Drive,                            01760
                Natick, MA
           (Address of Principal                       (Zip Code)
             Executive Offices)

                                 (508) 907-7800
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

         On August 27, 2009, the Compensation Committee of National Dentex Corporation (the "Company") approved an increase in Wayne Coll's base annual salary from $175,000 to $200,000, which will begin with the Company's next payroll cycle. Mr. Coll serves as the Company's Vice President and Chief Financial Officer, as well as its principal accounting officer.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         NATIONAL DENTEX CORPORATION
                                         (Registrant)




September 2, 2009
                                         By:    /s/ Richard F. Becker, Jr.
                                            ------------------------------------
                                         Richard F. Becker, Jr.
                                         Executive Vice President and Treasurer